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                                                                    EXHIBIT 23.3



                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-37156 of Interliant, Inc. on Form S-3 of our report regarding reSOURCE PARTNER, Inc. dated February 11, 2000, appearing in Form 8-K/A of Interliant, Inc. dated May 2, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of such Registration Statement.



/s/ Deloitte & Touche LLP

Columbus, Ohio

August 7, 2000